EXHIBIT 99.2
\------------

RSM Richter

Intelgenx Corp.
(A Company in the Development Stage)

Financial Statements
December 31, 2005
(Expressed in U.S. Funds)

Intelgenx Corp.
  (A Company in the Development Stage)



Financial Statements
December 31, 2005
(Expressed in U.S. Funds)




Contents


Report of Independent Registered Public Accounting Firm                    1

Balance Sheet                                                              2

Statement of Shareholders' Deficiency                                      3

Statement of Operations and Comprehensive Income                           4

Statement of Cash Flows                                                    5

Notes to Financial Statements                                         6 - 12

                                     RSM Richter S.E.N.C.R.L.
                                     Comptables agrees
                                     Chartered Accountants
                                     2, Place Alexis Nihon
                                     Montreal (Quebec) H3Z 3C2
                                     Telephone / Telephone : (514) 934-3400
                                     Telecopieur / Facsimile : (514) 934-3408 www.rsmrichter.com


Report of Independent Registered Public Accounting
   Firm


To the Shareholders and Board of Directors of Intelgenx Corp.
 (A Company in the Development Stage)


We have audited the accompanying balance sheets of Intelgenx Corp. (a company in the development stage) as at December 31, 2005 and December 31, 2004 and the related statements of operations and comprehensive income, shareholders' deficit and cash flows for the years ended December 31, 2005 and December 31, 2004 and for the period from inception (June 15, 2003) to December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. These standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at December 31, 2005 and December 31, 2004 and the results of its operations and its cash flows for the years ended December 31, 2005 and December 31, 2004 and for the period from inception (June 15, 2003) to December 31, 2005 in accordance with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As described in note 2 to the financial statements, the Company has experienced an operating loss that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Signed RSM Richter LLP
------------------------------
Chartered Accountants

Montreal, Quebec
January 27, 2006


Intelgenx Corp.
  (A Company in the Development Stage)



Balance Sheet
(Expressed in U.S. Funds)
                                                                            As at
                                                          December 31,   December 31,
                                                              2005          2004
                                                          -----------    -----------

Assets

Current
      Cash (note 5)                                       $    10,938    $     6,481
      Accounts receivable                                       5,858         18,159
      Income taxes recoverable                                  9,400           --
      Prepaid expenses                                          3,186          4,750
      Investment tax credits receivable                        69,576         51,704
                                                          -----------    -----------

                                                               98,958         81,094

Fixed Assets (note 4)                                         100,176        119,680
                                                          -----------    -----------


                                                          $   199,134    $   200,774
                                                          ===========    ===========

Liabilities

Current

      Accounts payable and accrued liabilities (note 6)        67,322         53,432
      Income taxes payable                                       --           10,124
      Current maturity of long-term debt                       14,000           --
                                                          -----------    -----------

                                                               81,322         63,556
                                                          -----------    -----------


Long-Term Debt (note 8)                                        63,386           --
                                                          -----------    -----------


Loan Payable, Shareholder (note 7)                             86,253         41,857
                                                          -----------    -----------

Commitment (note 9)

Shareholders' Deficiency

Capital Stock (note 10)                                            77             77

Accumulated Retained Earnings (Deficit) During the
  Development Stage                                           (31,904)        95,284
                                                          -----------    -----------

                                                              (31,827)        95,361
                                                          -----------    -----------


                                                          $   199,134    $   200,774
                                                          ===========    ===========

See accompanying notes

Approved on Behalf of the Board:

                                          Director
-----------------------------------------

                                          Director
-----------------------------------------

Intelgenx Corp.
  (A Company in the Development Stage)



Statement of Shareholders' Deficiency
(Expressed in U.S. Funds)

                                                                                                        Accumulated
                                                                                                         (Deficit)
                                                                                          Cumulative     Earnings         Total
                                                                   Common Stock        Foreign Currency  during the    Shareholders'
                                                             -------------------------    Translation   Development      Equity
                                                                Shares        Amount      Adjustment       Stage       (Deficiency)
                                                             -----------   -----------    -----------    -----------    -----------

Balance - June 15, 2003 (date of inception)                         --     $      --      $      --      $      --      $      --


June 15, 2003 - issue of common shares                            10,000            77           --             --               77
Foreign currency translation adjustment for the period
    June 15 to December 31, 2003                                    --            --             (823)          --             (823)
Net loss from inception (June 15, 2003) to December 31, 2003        --            --             --          (10,215)       (10,215)
                                                             -----------   -----------    -----------    -----------    -----------

Balance - December 31, 2003                                       10,000            77           (823)       (10,215)       (10,961)

Foreign currency translation adjustment for the year
   ended December 31, 2004                                          --            --            7,316           --            7,316
Net earnings for the year ended December 31, 2004                   --            --             --           99,006         99,006

                                                             -----------   -----------    -----------    -----------    -----------
Balance - December 31, 2004                                       10,000            77          6,493         88,791         95,361

Foreign currency translation adjustment
    for the year ended December 31, 2005                            --            --          (1,668)          --           (1,668)
Net loss for the year ended - December 31, 2005                     --            --             --         (125,520)      (125,520)

                                                             -----------   -----------    -----------    -----------    -----------
Balance - December 31, 2005                                       10,000   $        77    $     4,825    $   (36,729)   $   (31,827)
                                                             ===========   ===========    ===========    ===========    ===========

See accompanying notes

Intelgenx Corp.
  (A Company in the Development Stage)

Statement of Operations and Comprehensive Income
(Expressed in U.S. Funds)

                                                                                              From Inception
                                                                            For the          (June 15, 2003)
                                                                          Years Ended             to
                                                                 --------------------------    -----------
                                                                 December 31,   December 31,   December 31,
                                                                     2005          2004           2005
                                                                 -----------    -----------    -----------

Revenue                                                          $    19,168    $   257,374    $   282,640
                                                                 -----------    -----------    -----------

Expenses

      Research and development costs                                  91,969        131,547        232,410
      Administrative salaries                                         23,105         15,375         38,480
      Travel expenses                                                  7,119          4,538         11,657
      Advertising and promotion                                          844            484          1,328
      Telecommunications                                               2,671          3,225          5,896
      Professional fees                                               10,362          1,271         11,633
      Office and general                                               4,884          6,071         20,643
      Taxes and insurance                                              3,186            868          4,054
      Rent                                                            22,384          7,931         30,315
      Interest and bank charges                                        1,773            587          2,360
      Interest on long-term debt and loan payable, shareholder         5,946          1,921          7,867
      Amortization - laboratory and office equipment                  19,212         11,957         32,189
      Amortization - leasehold improvements                            3,878          2,006          6,830
      Amortization - computer equipment                                1,233            876          2,204
      Foreign exchange                                                   465          1,074          1,539
      Research and development tax credits                           (44,298)       (47,759)       (92,461)
      Loss on disposal of fixed assets                                  --            2,817          2,817
                                                                 -----------    -----------    -----------

                                                                     154,733        144,789        319,761
                                                                 -----------    -----------    -----------


Earnings (Loss) Before Income Taxes                                 (135,565)       112,585        (37,121)
                                                                 -----------    -----------    -----------


Income taxes
      Current                                                        (10,045)         9,352           (693)
      Deferred                                                          --            4,227            301
                                                                 -----------    -----------    -----------

                                                                     (10,045)        13,579           (392)
                                                                 -----------    -----------    -----------


Net Earnings (Loss)                                                 (125,520)        99,006        (36,729)
                                                                 -----------    -----------    -----------


Other Comprehensive Income

Foreign currency translation adjustment                               (1,668)         7,316          4,825
                                                                 -----------    -----------    -----------


Comprehensive Income                                             $  (127,188)   $   106,322    $   (31,904)
                                                                 ===========    ===========    ===========

See accompanying notes


Intelgenx Corp.
  (A Company in the Development Stage)


Statement of Cash Flows
(Expressed in U.S. Funds)


                                                                                    From
                                                             For the             Inception
                                                           Years Ended        (June 15, 2003)
                                                  --------------------------        to
                                                  December 31,   December 31,   December 31,
                                                      2005           2004          2005
                                                  -----------    -----------    -----------

Funds Provided (Used) -

    Operating Activities

        Net earnings (loss)                       $  (125,520)   $    99,006    $   (36,729)
        Amortization                                   24,323         14,839         41,223
        Loss on disposal of fixed assets                 --            2,817          2,817
        Foreign currency translation adjustment        (1,668)         7,316          4,825
                                                  -----------    -----------    -----------

                                                     (102,865)       123,978         12,136
        Changes in non-cash operating elements
          of working capital                           (9,641)       (46,747)       (20,698)
                                                  -----------    -----------    -----------

                                                     (112,506)        77,231         (8,562)
                                                  -----------    -----------    -----------


    Financing Activities

        Long-term debt                                 77,386           --           77,386
        Loan payable, shareholder                      44,396          3,292         86,253
        Issue of capital stock                           --             --               77
                                                  -----------    -----------    -----------

                                                      121,782          3,292        163,716
                                                  -----------    -----------    -----------


    Investing Activities

        Additions to fixed assets                      (4,819)      (115,513)      (160,178)
        Proceeds on disposal of fixed assets             --           15,962         15,962
                                                  -----------    -----------    -----------

                                                       (4,819)       (99,551)      (144,216)
                                                  -----------    -----------    -----------


Increase (Decrease) in Cash                             4,457        (19,028)        10,938

Cash
    Beginning of Period                                 6,481         25,509           --
                                                  -----------    -----------    -----------


    End of Period                                 $    10,938    $     6,481    $    10,938
                                                  ===========    ===========    ===========


See accompanying notes

Intelgenx Corp.
  (A Company in the Development Stage)



Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



1.    Organization and Basis of Presentation

      The Company specializes in the development of pharmaceutical products in co-operation with various pharmaceutical companies.

      Although the Company has the ability to develop pharmaceutical products, there can be no assurance that it will be able to obtain sufficient contracts to generate sufficient revenue to pay its operating costs.

      The Company is a development stage enterprise as defined by Financial Accounting Standards Board (FASB) Statements of Financial Accounting Standards (SFAS) No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company's main activities to date have been establishing contracts with pharmaceutical companies and the development of pharmaceutical products. Because the Company is in the development stage, the accompanying financial statements should not be regarded as typical for normal operating periods. The revenue generated from inception (June 15, 2003) to December 31, 2005 is principally from one development contract which was cancelled prior to completion.

      The Company prepares its financial statements in accordance with accounting principles generally accepted in the United States. This basis of accounting involves the application of accrual accounting and consequently, revenues and gains are recognized when earned, and expenses and losses are recognized when incurred.

      The financial statements are expressed in U.S. funds.


2.    Going Concern

      The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has reported a net loss of $36,729 from inception (June 15, 2003) to December 31, 2005. As reported on the statement of cash flows, the Company has reported deficient cash flows from operating activities of $8,562 from inception (June 15, 2003) to December 31, 2005. To date, these losses and cash flow deficiencies have been financed principally through long-term debt and debt from related parties. Additional capital and/or borrowings will be necessary in order for the Company to continue in existence until attaining and sustaining profitable operations.

      Management has continued to develop a strategic plan to develop a management team, maintain reporting compliance and establish contracts with pharmaceutical companies. Management anticipates generating revenue through development contracts during the next year. The Company has commenced the process of raising additional capital. Should the Company be unable to continue as a going concern, it may be unable to realize the carrying value of its assets and to meet its liabilities as they become due.

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



3.    Summary of Significant Accounting Policies

      Use of Estimates

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. The financial statements include estimates based on currently available information and management's judgment as to the outcome of future conditions and circumstances.

      Changes in the status of certain facts or circumstances could result in material changes to the estimates used in the preparation of the financial statements and actual results could differ from the estimates and assumptions.

      Revenue Recognition

      The Company recognizes revenue from development contracts as the contracted services are performed or when milestones are achieved, in accordance with the terms of the specific agreements. Amounts received in advance of recognition, if any, are included in deferred income.

      Financial Instruments

      The Company estimates the fair value of its financial instruments based on current interest rates, market value and pricing of financial instruments with comparable terms. Unless otherwise indicated, the carrying value of these financial instruments approximates their fair market value. It is not practical to determine the fair value of the amounts due from related parties due to their related party nature and the absence of a market for such instruments.

      Accounts Receivable

      The Company accounts for trade receivables at original invoice amount less an estimate made for doubtful receivables based on a review of all outstanding amounts on a monthly basis. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering a customer's financial condition, credit history and current economic conditions. The Company writes off trade receivables when they are deemed uncollectible. The Company records recoveries of trade receivables previously written-off when they receive them. Management considers the reserve for doubtful accounts of $Nil to be adequate to cover any exposure to loss in its December 31, 2005 and December 31, 2004 accounts receivable.

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



3.    Summary of Significant Accounting Policies (Cont'd)

      Investment Tax Credits

      Investment tax credits relating to qualifying expenditures are recognized in the accounts at the time at which the related expenditures are incurred and there is reasonable assurance of their realization. Management has made estimates and assumptions in determining the expenditures eligible for investment tax credits claimed.

      Amortization

      On the declining balance method -

         Computer equipment                             30%
         Laboratory and office equipment                20%

      On the straight-line method -

         Leasehold improvements                         5 years

      Impairment of Long-Lived Assets

      Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to the estimated undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds the fair value thereof.

      Foreign Currency Translation

      The Company's reporting currency is the United States dollar. The Canadian dollar is the functional currency of the Company's Canadian operations which is translated to the United States dollar using the current rate method. Under this method, accounts are translated as follows:

               Assets and liabilities - at exchange rates in effect at the balance sheet date;

               Revenue and expenses - at average exchange rates prevailing during the year.

               Gains and losses arising from foreign currency translation are included in other comprehensive income.

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



4.    Fixed Assets

                                                                 2005
                                                Accumulated  Net Carrying
                                     Cost      Amortization     Amount
                                   ----------   ----------   ----------

Laboratory and office equipment    $  110,789   $   29,769   $   81,020
Computer equipment                      5,113        2,117        2,996
Leasehold improvements                 21,171        5,011       16,160
                                   ----------   ----------   ----------


                                   $  137,073   $   36,897   $  100,176
                                   ==========   ==========   ==========

                                                                 2004
                                                Accumulated  Net Carrying
                                     Cost      Amortization     Amount
                                   ----------   ----------   ----------

 Laboratory and office equipment   $  108,462   $   12,469   $   95,993
 Computer equipment                     5,096          953        4,143
 Leasehold improvements                20,183          639       19,544
                                   ----------   ----------   ----------


                                   $  133,741   $   14,061   $  119,680
                                   ==========   ==========   ==========

5.    Credit Facility

      As at December 31, 2005, the Company had a credit facility of $43,000. Borrowings under the credit facility bear interest at prime rate plus 1.3% per annum. As security for the credit facility, the Company has pledged its assets to a maximum of $49,500.


6.    Accounts Payable and Accrued Liabilities

      Included in accounts payable and accrued liabilities is approximately $31,600 (2004 - $45,000) payable to shareholders.


7.    Loan Payable, Shareholder

      The loan payable, shareholder is unsecured, bears interest at 6% per annum and is not repayable prior to January 1, 2007. An amount of $63,000 has been postponed in favor of the Bank (see note 8). Interest incurred during the year amounted to approximately $4,000 (2004 - $1,900) which is measured at the exchange amount.

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



8.    Long-Term Debt


--------------------------------------------------------------------------------

      Loan from Business  Development  Bank of Canada,  bearing  interest at the lender's prime rate (6.25% at the inception of the loan) plus 1.5% per annum, maturing in 2011 and payable in annual instalments of $15,500 commencing February 12, 2006
                                                          $     77,386

      Current maturity                                          14,000
--------------------------------------------------------------------------------


                                                          $     63,386

--------------------------------------------------------------------------------

     Principal payments due in each of the next five years and thereafter are as follows:



      2006                                                $     14,000
      2007                                                      15,500
      2008                                                      15,500
      2009                                                      15,500
      2010                                                      15,500
      Thereafter                                                 1,386

      As security for the loan from Business Development Bank of Canada, the Company has pledged all of its assets. As additional security, two shareholders of the Company have provided a guarantee for an amount representing 25% of the current commitment, and the loan payable, shareholder has been postponed for an amount of $63,000.

      The term of the loan agreement require the Company to comply with certain financial covenants.


9.    Commitment

      The Company has entered into an agreement to lease premises up to August 2009. The future minimum lease payments over the next four years are approximately as follows:

      2006                                                  $   13,000
      2007                                                      13,000
      2008                                                      13,500
      2009                                                       9,200

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)



10. Capital Stock

                                                       2005              2004

--------------------------------------------------------------------------------

      Authorized without limit as to number and without par value -

      common shares

      Issued -

      10,000  common shares                        $       77        $       77

--------------------------------------------------------------------------------


11. Income Taxes

      As at December 31, 2005, there were Canadian and provincial income tax losses of approximately $100,000, relating to the current year's operations, that may be applied against earnings of future years, not later than 2015. As a result, a valuation allowance of $31,000 has been applied against the deferred tax assets balance.


12. Statement of Cash Flows Additional Information

      Changes in non-cash operating elements of working capital:

                                              2005            2004           2003
                                           -----------    -----------    -----------

Accounts receivable                        $    12,301    $   (12,495)   $    (5,664)
Prepaid expenses                                 1,564         (4,750)          --
Investment tax credits receivable              (17,872)       (51,267)          (437)
Deferred income taxes                             --            4,242         (4,242)
Accounts payable and accrued liabilities        13,890         18,510         34,922
Income taxes payable                           (19,524)        10,124           --
Deferred income                                   --          (11,111)        11,111
                                           -----------    -----------    -----------
                                           $    (9,641)   $   (46,747)   $    35,690
                                           ===========    ===========    ===========

Interest paid                              $     7,760    $     2,340    $      --
                                           ===========    ===========    ===========

Income taxes paid                          $     9,000    $      --      $      --
                                           ===========    ===========    ===========

Intelgenx Corp.
(A Company in the Development Stage)


Notes to Financial Statements
From Inception (June 15, 2003) to December 31, 2005
(Expressed in U.S. Funds)


13. Major Customers

      One customer accounts for more than 95% of the Company's revenue. This Company is no longer a customer. Outstanding accounts receivable with this customer are $Nil as at December 31, 2005 and December 31, 2004.


14. Related Party Transactions

      During the year, the Company incurred expenses of approximately $17,500 (2004 - $10,000) for laboratory equipment leased from a shareholder. The agreement to lease the laboratory equipment expires in August 2007 and the future minimum lease payments are as follows:

      2006                                               $     17,500
      2007                                                     11,500

      In 2004 and 2003,  the  Company  incurred  consulting  fees of $22,500 and
      $7,500  respectively  for  services  rendered  by  a  shareholder.   These
      consulting fees have been included in research and development costs.

      On June 30, 2005, the Company purchased patents and patent applications from a shareholder for a total consideration of $8,200, which is included in accounts payable as at December 31, 2005.

      The above related party transactions have been measured at the exchange amount which is the amount of the consideration established and agreed to by the related parties.